3. MATERIAL ACCOUNTING POLICY INFORMATION: o) Decommissioning and restoration provision (Policies)	12 Months Ended
Dec. 31, 2025
Policies
o) Decommissioning and restoration provision

o)Decommissioning and restoration provision

The Company recognizes a provision for statutory, contractual, constructive, or legal obligations associated with decommissioning of mining operations and reclamation and rehabilitation costs arising when environmental disturbance is caused by the exploration or development of mineral properties. Provisions for decommissioning and restoration are recognized in the period in which the obligation is incurred or acquired and are measured based on expected future cash flows to settle the obligation, discounted to their present value. The discount rate is a pre-tax rate that reflects current market assessments of the time value of money and risks specific to liability.

When an obligation is initially recognized, the corresponding cost is capitalized to the carrying amount of the related asset. These costs are depreciated on a basis consistent with the depreciation, depletion, and amortization of the underlying assets.

The obligation is accreted over time for the change in its present value, with this accretion charge recognized as a finance expense in profit or loss. The obligation is also adjusted for changes in the estimated amount and timing of expected future cash flows and changes in the discount rate. Such changes in estimates are added to or deducted from the related asset except where deductions are greater than the carrying value of the related asset, in which case the amount of the excess is recognized in profit or loss.